Exhibit 99.2

QUEST WATER SOLUTIONS, INC.
(A Development Stage Company)
Interim Consolidated Financial Statements
September 30, 2011
(Expressed in US dollars)
(unaudited)

Index

Interim Consolidated Balance Sheets	F–1

Interim Consolidated Statements of Operations	F–2

Interim Consolidated Statements of Cash Flows	F–3

Notes to the Interim Consolidated Financial Statements	F–4

QUEST WATER SOLUTIONS, INC.
(A Development Stage Company)
Interim Consolidated Balance Sheets
(Expressed in US dollars)

	September 30, 2011	December 31, 2010
	$	$
	(unaudited)

ASSETS

Current assets

Cash	87,213	11,076
Prepaid expenses and deposits	7,602	20,000

Total current assets	94,815	31,076

Due from related party (Note 6)	–	43,016
Property and equipment (Note 3)	207,961	6,928

Total assets	302,776	81,020

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities

Accounts payable	113,968	114,737
Accrued liabilities	8,917	10,247
Convertible notes payable, net of unamortized discount of $38,272 (Note 4)	261,728	21,523
Loan payable (Note 5)	200,000	200,000
Due to related parties (Note 6)	508,938	506,026

Total current liabilities	1,093,551	852,533

Going concern (Note 1)
Commitment (Note 8)
Subsequent events (Note 9)

Stockholders’ deficit

Common stock, unlimited number of common shares authorized, $0.0001 par value, 23,874,000 (2010 - 24,559,000) shares issued and outstanding	2,387	2,456

Additional paid-in capital	468,937	69,069

Common stock subscribed	–	10,000

Deficit accumulated during the development stage	(1,262,099)	(853,038)

Total stockholders’ deficit	(790,775)	(771,513)

Total liabilities and stockholders’ deficit	302,776	81,020

(The accompanying notes are an integral part of these interim consolidated financial statements)

QUEST WATER SOLUTIONS, INC.
(A Development Stage Company)
Interim Consolidated Statement of Operations
(Expressed in US dollars)
(unaudited)

	Nine months ended September 30, 2011	Nine months ended September 30, 2010	Accumulated from February 20, 2009 (date of inception) to September 30, 2011
	$	$	$

Revenue	–	–	–

Expenses

Advertising and promotion	5,938	1,459	15,647
Amortization	3,037	2,748	9,013
Automotive	15,869	7,751	33,295
Consulting fees	44,290	376	155,280
Foreign exchange loss (gain)	(4,503)	609	(2,000)
Management fees (Note 6)	135,000	135,000	495,000
Office and miscellaneous	13,131	9,877	49,297
Professional fees	88,420	19,724	213,103
Rent	23,263	21,004	78,653
Telephone	8,783	8,404	34,138
Travel	2,957	10,054	105,716

Total expenses	336,185	217,006	1,187,142

Loss before other income (expense)	(336,185)	(217,006)	(1,187,142)

Other income (expense)

Accretion of discounts on convertible notes payable	(65,205)	–	(70,061)
Interest expense	(7,671)	–	(13,873)
Interest income	–	–	1,075
Gain on settlement of debt	–	7,902	7,902

Total other income (expense)	(72,876)	7,902	(74,957)

Net loss	(409,061)	(209,104)	(1,262,099)

Net loss per share, basic and diluted	(0.02)	(0.01)

Weighted average shares outstanding	23,098,066	24,472,989

(The accompanying notes are an integral part of these interim consolidated financial statements)

QUEST WATER SOLUTIONS, INC.
(A Development Stage Company)
Interim Consolidated Statement of Cash Flows
(Expressed in US dollars)
(unaudited)

	Nine months ended September 30, 2011	Nine months ended September 30, 2010	Accumulated from February 20, 2009 (date of inception) to September 30, 2011
	$	$	$

Operating Activities:

Net loss for the period	(409,061)	(209,104)	(1,262,099)

Adjustments to reconcile net loss to net cash used in operating activities:

Accretion of discounts on convertible notes payable	65,205	–	70,061
Amortization	3,036	2,749	9,012
Gain on settlement of debt	–	(7,902)	(7,902)

Changes in operating assets and liabilities:

Prepaid expenses and deposits	12,398	–	(7,602)
Accounts payable	(970)	14,605	129,419
Accrued liabilities	(1,330)	20,000	8,917
Due to/from related parties	45,928	174,170	508,938

Net cash used in operating activities	(284,794)	(5,482)	(551,256)

Investing Activities:

Purchase of property and equipment	(204,069)	–	(216,973)

Net cash used in investing activities	(204,069)	–	(216,973)

Financing Activities:

Proceeds from convertible notes payable	250,000	–	300,000
Proceeds from loans payable	–	–	208,000
Proceeds from issuance of shares	315,000	5,000	347,442

Net cash provided by financing activities	565,000	5,000	855,442

Increase (decrease) in cash	76,137	(482)	87,213

Cash, beginning of period	11,076	541	–

Cash, end of period	87,213	59	87,213

Non-cash investing and financing activities:
Common stock issued to settle accounts payable	–	–	11,750
Common stock issued to settle loans payable	–	–	4,000

Supplemental disclosures:
Interest paid	–	–	1,586
Income tax paid	–	–	–

(The accompanying notes are an integral part of these interim consolidated financial statements)

QUEST WATER SOLUTIONS, INC.
(A Development Stage Company)
Notes to the Interim Consolidated Financial Statements
September 30, 2011
(Expressed in US dollars)
(unaudited)

1.	Basis of Presentation

The accompanying interim consolidated financial statements should be read in conjunction with the consolidated financial statements and accompanying notes for the fiscal year ended December 31, 2010. In the opinion of management, the accompanying financial statements reflect all adjustments of a recurring nature considered necessary to present fairly the Company’s financial position and the results of its operations and its cash flows for the periods shown.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ materially from those estimates. The results of operations and cash flows for the periods shown are not necessarily indicative of the results to be expected for the full year.

During the current period Quest Water Solutions Inc. (“Quest-Canada”) and Quest Water Solutions, Inc. (“Quest-US”) completed a  re-organization. The share reorganization was completed on September 12, 2011. The restructuring involved the settlement of intercompany debt between the common controlled entities by the issuance of shares concurrent with share exchanges and roll backs. As the transaction all occur through equity and eliminate on consolidation, detailed information of the restructuring has not been presented. The result of the reorganization was that Quest-US became the parent entity and sole shareholder of Quest-Canada.

The term  “Company” has also been used in these interim consolidated financial statements for  reference to either and/or both Quest-Canada and Quest-US. where appropriate.

These interim consolidated financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. As at September 30, 2011, the Company has a working capital deficiency of $998,736 and an accumulated deficit of $1,262,099. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations, and the attainment of profitable operations. The company has convertible notes and other loans outstanding that are not in compliance with their repayment terms (notes 4 and  5 ). The company is in the process of arranging additional capital financing (note 9) that may assist in addressing these issues, however, these factors continue to raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.	Summary of Significant Accounting Policies

(a)	Comprehensive Loss

ASC 220, “Comprehensive Income” establishes standards for the reporting and display of comprehensive loss and its components in the consolidated financial statements. As at September 30, 2011 and 2010, the Company has no items that represent comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

(b)	Recent Accounting Pronouncements

In January 2010, the FASB issued an amendment to ASC 820, “Fair Value Measurements and Disclosure”, to require reporting entities to separately disclose the amounts and business rationale for significant transfers in and out of Level 1 and Level 2 fair value measurements and separately present information regarding purchase, sale, issuance, and settlement of Level 3 fair value measures on a gross basis. This standard is effective for interim and annual reporting periods beginning after December 15, 2009 with the exception of disclosures regarding the purchase, sale, issuance, and settlement of Level 3 fair value measures which are effective for fiscal years beginning after December 15, 2010. The adoption of the applicable standard on January 1, 2011 did not have a material effect on the Company’s consolidated financial statements.

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

QUEST WATER SOLUTIONS, INC.
(A Development Stage Company)
Notes to the Interim Consolidated Financial Statements
September 30, 2011
(Expressed in US dollars)
(unaudited)

3.	Property and Equipment

	Cost		Accumulated Amortization		Net Carrying Value September 30, 2011		Net Carrying Value December 31, 2010
	$		$		$		$

Computer equipment		11,362		5,876		5,486		3,857
Computer software		1,673		1,517		156		723
Demonstration equipment		196,512		–		196,512		–
Furniture and equipment		7,426		1,619		5,807		2,348

		216,973		9,012		207,961		6,928

4.	Convertible Notes Payable

(a)
On October 1, 2010, the Company received proceeds of $50,000 and issued a convertible note which bears interest at 10% per annum,  unsecured, and due on October 1, 2011. The unpaid amount of principal and accrued interest can be converted at any time at the holder’s option at $0.15 per share of common stock. In accordance with ASC 470-20, “Debt with Conversion and Other Options”, the Company recognized the intrinsic value of the embedded beneficial conversion feature of $33,333 as additional paid-in capital and an equivalent discount which will be charged to operations over the term of the convertible note up to its face value of $50,000. As at September 30, 2011, $33,333 has been accreted increasing the carrying value of the convertible note to $50,000. Refer to Note 9(a).

(b)
On March 4, 2011, the Company received proceeds of $25,000 and issued a convertible promissory note , which bears interest at 10% per annum, unsecured, and due on August 4, 2011. The unpaid amount of principal and accrued interest can be converted at any time at the holder’s option at $0.10 per share of common stock. In accordance with ASC 470-20, “Debt with Conversion and Other Options”, the Company recognized the intrinsic value of the embedded beneficial conversion feature of $25,000 as additional paid-in capital and an equivalent discount which will be charged to operations over the term of the convertible note up to its face value of $25,000. As at September 30, 2011, $25,000 has been accreted increasing the carrying value of the convertible note to $25,000. Refer to Note 9(b).

(c)
On March 4, 2011, the Company received proceeds of $25,000 and issued a convertible promissory note , which bears interest at 10% per annum, unsecured, and due on August 4, 2011. The unpaid amount of principal and accrued interest can be converted at any time at the holder’s option at $0.25 per share of common stock. In accordance with ASC 470-20, “Debt with Conversion and Other Options”, the Company determined that the convertible note contained no embedded beneficial conversion feature as the convertible note was issued with a conversion price higher than the fair market value of the Company’s shares of common stock at the time of issuance. Refer to Note 9(b).

(d)
On September 11, 2011, the Company received proceeds of $200,000 and issued a convertible promissory note for $200,000, which bears interest at 10% per annum, unsecured, and due on December 1, 2011. The unpaid amount of principal and accrued interest can be converted at any time at the holder’s option at $0.20 per share of common stock. In accordance with ASC 470-20, “Debt with Conversion and Other Options”, the Company recognized the intrinsic value of the embedded beneficial conversion feature of $50,000 as additional paid-in capital and an equivalent discount which will be charged to operations over the term of the convertible note up to its face value of $200,000. As at September 30, 2011, $11,728 has been accreted increasing the carrying value of the convertible note to $161,728. Refer to Note 9(g).

5.      Loan Payable

On November 12, 2009, the Company received $200,000 from a non-related company which is non-interest bearing loan, secured by a promissory note, and personally guaranteed by the President and Vice President of the Company.   The loan was due on January 12, 2010 and remains outstanding.

6.      Related Party Transactions

(a)	As at September 30, 2011, an amount of $202,547 (December 31, 2010 – $225,228) is owed to the President of the Company, which is non-interest bearing, unsecured, and due on demand.

QUEST WATER SOLUTIONS, INC.
(A Development Stage Company)
Notes to the Interim Consolidated Financial Statements
September 30, 2011
(Expressed in US dollars)
(unaudited)

6.      Related Party Transactions (continued)

(b)	As at September 30, 2011,an amount of $306,391 (December 31, 2010 - $280,798) is owed to the Vice President of the Company, which is non-interest bearing, unsecured, and due on demand.

(c)
As at September 30, 2011, an amount of $nil (December 31, 2010 - $43,016) is due from a company controlled by the President of the Company, which is non-interest bearing, unsecured, and due on demand. On June 30, 2011, the $43,016 receivable was assumed by the President and the Vice-President of the Company.

(d)	For the nine months ended September 30, 2011, the Company incurred a total of $135,000 (2010 - $135,000) in management fees to the President and the Vice President of the Company.

7.      Common Stock

(a)	On May 24, 2011, the Company issued 100,000 shares of common stock at market of $0.20 per share for proceeds of $20,000.

(b)	On May 24, 2011, the Company issued 970,000 shares of common stock at market of $0.25 per share for proceeds of $242,500, of which $10,000 was received as at December 31, 2010.

(c)	On August 19, 2011, the Company issued 250,000 shares of common stock at market of $0.25 per share for proceeds of $62,500.

8.      Commitment

In January 2011, the Company signed a lease for office premises and agreed to pay annual basic rent of $12,024 plus taxes up to January 2014.

9.	Subsequent Events

(a)
On October 3, 2011, the Company received proceeds of $25,500 and issued three separate convertible notes  which are non-interest bearing, unsecured, and due on demand. The unpaid amount can be converted at any time at the holder’s option at $0.20 per share of common stock.

(b)	On October 7, 2011, the Company issued 333,333 shares of common stock pursuant to the conversion of $50,000 of the convertible note described in Note 4(a).

(c)	On October 7, 2011, the Company issued 350,000 shares of common stock pursuant to the conversion of $50,000 of the convertible notes described in Notes 4(b) and (c).

(d)
On November 1, 2011, the Company entered into a management agreement with the President of the Company whereby it is obligated to pay $12,500 per month starting on October 3, 2011 to November 1, 2016.  The Company committed to granting the President a five year option to purchase up to 2,000,000 common stock of the Company at an exercise price of $0.25.

The agreement may be terminated by written notice.  Upon termination, the President shall receive a termination fee equal to the sum of:

i.	Buy-out of any outstanding stock options for a price equal to the fair market value of the Company’s shares multiplied by the number of shares under options and less the exercise price; plus

ii.	The greater of:

●	The aggregate remaining fees for the unexpired remainder of the term; or

●	One annual fee plus one month fee for each year served after the November 1, 2011

QUEST WATER SOLUTIONS, INC.
(A Development Stage Company)
Notes to the Interim Consolidated Financial Statements
September 30, 2011
(Expressed in US dollars)
(unaudited)

9.           Subsequent Events (continued)

(e)
On November 1, 2011, the Company entered into a management agreement with the Vice-President of the Company whereby it is obligated to pay $12,500 per month starting on October 3, 2011 to November 1, 2016. The Company committed to granting the Vice-President a five year option to purchase up to 2,000,000 common stock of the Company at an exercise price of $0.25.

The agreement may be terminated by written notice.  Upon termination, the Vice-President shall receive a termination fee equal to the sum of:

i.	Buy-out of any outstanding stock options for a price equal to the fair market value of the Company’s shares multiplied by the number of shares under options and less the exercise price; plus

ii.	The greater of:

●	The aggregate remaining fees for the unexpired remainder of the term; or

●	One annual fee plus one month fee for each year served after the November 1, 2011

(f)
Subsequent to September 30, 2011, the Company received proceeds of $64,000 and issued convertible notes  which are non-interest bearing, unsecured, and due on demand after the latest of 30 days following termination of an arrangement with a public company without closing or within 10 days of closing an arrangement with a public company or one year. The unpaid amount can be converted at any time at the holder’s option at $0.25 per share of common stock or the Company has the right to call the conversion within 180 days of closing of an arrangement with a public company.

(g)
On December 30, 2011, the Company entered into a share exchange agreement with RPM Dental, Inc, an entity listed on the U.S. OTC Bulletin Board. “RPM” whereby RPM will acquire not less than 70% of the issued and outstanding shares of common stock of the Company.  RPM will issue one common share of RPM for each ten common shares of the Company. RPM will issue a total of two shares of Series A Preferred Stock of RPM to the two principal shareholders of the Company.  Each Series A Preferred Stock of RPM entitles the holder to have approximately 35% of the voting power of RPM.  . The transaction will be accounted for as a reverse takeover effected by a share exchange, wherein the Company is considered the acquirer for accounting and financial reporting purposes. Immediately prior to the transaction, RPM will spin out its subsidiary, RPM Dental Systems, LLC, a limited liability company formed in Kentucky and a wholly owned subsidiary of RPM to its sole officer and director in exchange for 4,000,000 shares of RPM held by him which will then be returned to treasury and cancelled. In addition, the Company will issue 1,127,500 shares of common stock pursuant to the conversion of $225,500 of the convertible notes described in Notes 4(d) and 8(a).. Immediately following the transaction, RPM as the new legal parent and listed entity will complete a private placement of 120,000 units at $5.00 per unit for proceeds of $600,000. Each unit will consist of one share of common stock and one share purchase warrant exercisable at $10.00 per share expiring three years from the date of issuance. RPM then intends to effect a 1 for 20 forward split of its common stock.